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                                                                   EXHIBIT 10.21


                Warrant Agreement dated August 7, 1998, between
              Bionutrics, Inc., a Nevada corporation ("Company"),
                      and William M. McCormick ("Holder")

                  Whereas Holder has made a capital contribution to the Company of $50,000 on July 20, 1998, to assist the Company in meeting urgent cash flow needs, having made a $500,000 purchase of the Company's common stock in February 1998 at $8 per share;

                  Whereas the Company, in connection therewith and as consideration therefor, agreed to issue Holder the Warrants (as defined below) to purchase shares of the Company's Common Stock (as defined in section 8.4); and

                  Now therefore the parties agree as follows:

                  1. Grant; Duration. The Company grants Holder warrants (the "Warrants") to purchase up to 600,000 shares of Common Stock at the Exercise Price (as defined in section 2), subject to adjustment as provided in Section 8, during the period commencing on the date hereof and ending ten years hereafter (the "Exercise Period").

                  2. Exercise Price. The Exercise Price for the Warrants is $3.25 per share.

                  3. Warrant Certificates. The warrant certificates delivered pursuant to this Warrant Agreement shall be in the form set forth in Exhibit A with such appropriate changes required or permitted by this Agreement (the "Warrant Certificates").

                  4. Exercise of Warrant

                  4.1 Manner of Exercise. The Warrants are exercisable during the Exercise Period (but not thereafter) at the Exercise Price and payable to the Company at its executive offices located at 2425 E. Camelback Road (Suite
650), Phoenix, AZ 85016, attn: Chief Financial Officer (or such other officer as designated to Holder by the Company by notice), by
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certified or official bank check in New York Clearing House funds or wire transfer. Upon surrender of a Warrant Certificate, submission of an executed election to purchase or take cash on the appropriate form set forth in Exhibit B and, if required, payment of the Exercise Price, Holder shall be entitled to receive a certificate for the shares of Common Stock so purchased or cash as the case may be. The purchase rights represented by each Warrant Certificate are exercisable at the option of Holder in whole or in part, but not as to fractional shares of Common Stock.

                  4.2 Non-Cash Exercise; Cash in Lieu of Common Stock. Holder shall have the right to exercise the Warrants, in full or in part, or (subject to the second following sentence) by surrendering the Warrant Certificate to receive cash in lieu of Common Stock. If Holder submits the non-cash election to purchase, Holder shall be entitled to receive the number of shares of Common Stock equal to the product of (x) the number of shares covered by the Warrants being exercised multiplied by (y) a fraction, the numerator of which is the closing price of the Company's Common Stock on the date of exercise less the Exercise Price, and the denominator of which is such closing price. If Holder submits an election to take cash in lieu of Common Stock, Holder shall be entitled to receive a cash payment equal to the product of the number of shares of the Warrants being exercised times such closing price subject in the discretion of the Company to its cash position and cash flow needs at such time. If the Company so determines that it cannot make such cash payment, it shall so advise Holder in which case Holder's election, if not withdrawn, shall be treated as a non-cash election to purchase.



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                  5. Issuance of Certificates

                  5.1 Prompt Issuance. Upon exercise of the Warrants, the certificates for the shares of Common Stock underlying the Warrants shall be issued within ten business days without charge to the Holder including any tax that may be payable in connection with the issuance, and such certificates shall be issued in the name of, or in such name as may be directed by, Holder, provided that the Company shall not be required to pay any tax payable solely due to the issuance of a certificate in a name other than Holder. The Company shall not be required to issue or deliver such certificates until Holder pays the amount of such tax to the Company or establishes to the satisfaction of the Company that such tax has been paid. Any cash payment due to Holder upon exercise of the Warrants shall be paid to Holder within ten business days.

                  5.2 Execution of Certificates. Stock certificates issued upon exercise of the Warrants shall be executed by authorized officers of the Company. The person in whose name any such stock certificate is issued shall for all purposes be deemed to have become the holder of record of such shares on the date of exercise of the Warrants.

                  5.3 New Warrant Certificate. If Holder purchases less than all the shares of Common Stock purchasable under any Warrant Certificate, the Company shall cancel the Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the shares of Common Stock not so purchased.

                  6. Transfer of Warrants. Subject to the restrictions set forth in section 7, Holder may sell, assign, pledge, hypothecate or otherwise transfer any rights under this Agreement following notice to the Company in the form of Exhibit C.



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                  7. Securities Act Transfer Restrictions. Neither the Warrants
nor the shares of Common Stock issuable upon exercise of the Warrants have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities or blue sky laws. Upon exercise of the Warrants, the Company may cause a legend in substantially the form set forth below to be placed on each certificate representing the shares of Common Stock issued:

                  The securities represented by this certificate have not been registered for public resale under the Securities Act of 1933, as amended ("Securities Act"), and may not be offered, transferred or sold except pursuant to (i) an effective registration statement under the Securities Act and any applicable state securities or blue sky laws, (ii) Rule 144 under the Securities Act (or any similar rule under the Securities Act relating to the disposition of securities) consistently with an opinion of counsel reasonably satisfactory to issuer's counsel that such transfer is permitted thereunder or (iii) section 4(2) of the Securities Act consistently with an opinion of counsel reasonably satisfactory to issuer's counsel that such exemption from registration under the Securities Act and any applicable state securities or blue sky laws is available.

                  8. Adjustments to Exercise and Number of Securities

                  8.1 Recapitalization and Reclassifications. If upon a recapitalization or reclassification the shares of Common Stock are changed into or become exchangeable for a larger or smaller number of shares, upon the effective date thereof the number of shares of Common Stock that Holder shall be entitled to purchase upon exercise of the Warrants shall be increased or decreased as the case may be in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such recapitalization or reclassification, and the Exercise Price in the case of an increase in the number of shares shall be proportionately



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decreased and, in the case of a decrease in the number of shares, shall be proportionately increased.

                  8.2 Sale; Merger; Consolidation. Subject to the prior notification requirements of section 13, upon a transfer or sale of all or substantially all the assets of the Company or, in the case of any consolidation or merger of the Company with another entity (other than a consolidation or merger that does not result in any reclassification or change of the outstanding Common Stock), the transferee, purchaser or entity formed by or surviving a consolidation or merger, as the case may be, shall execute and deliver to Holder a supplemental warrant agreement giving Holder the right during the Exercise Period to receive upon exercise of the Warrants the kind and amount of shares of stock and/or other securities receivable upon such transfer, sale, consolidation or merger, as the case may be, by a holder of the number of shares of Common Stock for which the Warrants would have been exercisable immediately prior to such transfer, sale, consolidation or merger provided that if such transfer, sale, consolidation or merger results in the shareholders of the Company receiving cash or publicly traded securities having a value per share in excess of the Exercise Price, this Agreement shall terminate if not exercised prior to the closing date of such transaction. Such supplemental warrant agreement shall provide for adjustments identical to the adjustments provided in this section 8.

                  8.3 Dividends and Other Distributions. If the Company declares a dividend payable in shares of Common Stock, Holder shall be entitled to receive upon exercise of the Warrants, in addition to the number of shares of Common Stock covered by the exercise thereof, such additional shares of Common Stock as Holder would have received had the Warrants been exercised immediately prior to such record date for the dividend. If the Company declares a



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dividend of securities other than a dividend of Common Stock, Holder shall thereafter be entitled to receive, in addition to the shares of Common Stock receivable upon the exercise of the Warrants, such non-Common Stock dividend as Holder would have received had the Warrants been exercised immediately prior to such record date for the dividend. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this section 8.3. If the Company declares a cash dividend the Holder shall not be entitled to receive any such dividend.

                  8.4 Definition of Common Stock. For the purpose of this Agreement, the term Common Stock shall mean the following:

                      (a) the class of stock designated as Common Stock in the articles of incorporation of the Company as may be amended, or any other class of stock resulting from successive changes or reclassifications of the Common Stock; and

                      (b) if, as a result of an adjustment made pursuant to
section 8, Holder shall upon exercise of the Warrants become entitled to receive securities other than Common Stock, wherever appropriate all references herein to Common Stock shall be deemed to refer to and include such other securities and thereafter the number of such other securities shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this section 8.

                  9. Issuance of New Warrant Certificate. Upon receipt by the Company of evidence reasonably satisfactory to it of a loss, theft, destruction or mutilation of a Warrant Certificate, reimbursement by Holder to the Company of all incidental expenses and, in the case of loss, theft or destruction, receipt of indemnity or security from Holder reasonably satisfactory



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to it, or in the case of a mutilated Warrant Certificate upon surrender and cancellation thereof, the Company shall make and deliver a replacement Warrant Certificate to Holder.

                  10. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of the Warrants. The Company shall have the option to make payment in cash in respect of any fractional shares or to round any fraction up to the nearest whole number of shares of Common Stock.

                  11. Reservation and Listing of Securities. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price by Holder, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder. The Company shall use its best efforts to cause all shares of Common Stock issuable upon the exercise of the Warrants to be listed (subject to official notice of issuance) on all securities exchanges on which the Common Stock may then be listed or quoted.

                  12. Representations and Warranties of Holder. Holder represents and warrants to the Company that the Warrants are being acquired solely for Holder's own account, for investment, and not with a view to resale, distribution, assignment, subdivision or fractionalization thereof, and Holder has no present plans to enter into any contract, undertaking, agreement or arrangement for any such purpose.



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                  13. Notice to Warrant Holder. Nothing contained in this
Agreement shall be construed as conferring upon Holder, by virtue of holding the Warrants, the right to vote, consent or receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights as a stockholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

                  (a) the Company takes a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment (which treatment shall be in accordance with generally accepted accounting principles) of such dividend or distribution on the books of the Company, or

                  (b) the Company offers to the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor or

                  (c) the Company proposes to a dissolve, liquidate, wind up, transfer, consolidate, merge or sell all or substantially all its property, assets and business as an entirety, it shall give notice of such event at least 15 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to participate in such event or entitled to vote thereon. Such notice shall specify such record date or date of closing the transfer books as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of



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any dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

                  14. Notices. Any notice or demand pursuant to this Agreement shall be in writing and shall be deemed sufficiently given or made (a) upon personal delivery, (b) the day following delivery to a recognized overnight courier or (c) three days following mailing by certified or registered mail, return receipt requested, postage prepaid, and addressed, until the other party is notified of another address, as follows:

                  If to the Company:

                  Bionutrics, Inc.
                  2425 E. Camelback Road, Suite 650
                  Phoenix, AZ  85016
                  Attention of CFO

                  with a copy to:

                  J. Robert Horton
                  Friedman Siegelbaum (20th Floor)
                  399 Park Avenue
                  New York, NY  10022

                  If to Holder:

                  William M. McCormick
                  9 Pecksland Road
                  Greenwich, CT  06831

                  with a copy to:

                  John Aldrich
                  AYCO Company
                  Executive Woods 855 (Suite 120)
                  Rt. 146
                  Clifton Park, NY  12065

                  15. Miscellaneous



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                  (a) Supplements and Amendments. This Agreement may be amended or waived at any time but only by written agreement of the parties.

                  (b) Successors. All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company, Holder and their respective successors and assigns hereunder.

                  (c) Governing Law; Submission to Jurisdiction. (i) This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of Delaware without giving effect to rules governing conflicts of law.

                  (ii) Any process or summons to be served upon either the Company or Holder may be served in accordance with section 14. The prevailing party in any such action or proceeding shall be entitled to recover from the other party its reasonable legal costs and expenses incurred in connection therewith.

                  (d) Entire Agreement; Modification. This Agreement contains the entire understanding between the parties with respect to the subject matter hereof and may not be modified or amended except by both parties.

                  (e) Severability. If any provision of this Agreement is held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof.

                  (f) Captions. The caption headings of the sections of this Agreement are for convenience of reference only, are not a part of this Agreement and shall be given no substantive effect.



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                 (g) Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or entity other than the Company and Holder any legal or equitable right, remedy or claim hereunder.

                 (h) Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall be deemed to be an original, and such counterparts shall together constitute one instrument.

                 In witness whereof the parties have caused this Agreement to be duly executed as of the date set forth in the heading.

                                                     Bionutrics, Inc.

                                             By:     /s/ Ronald H. Lane
                                                     --------------------------
                                                         Ronald H. Lane
                                                         Chief Executive Officer

                                                     /s/ William M. McCormick
                                                     --------------------------
                                                         William M. McCormick



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                                                                       Exhibit A

                           Form of Warrant Certificate

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), FOR PUBLIC RESALE AND MAY NOT BE OFFERED, TRANSFERRED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS,
(ii) RULE 144 UNDER THE SECURITIES ACT (OR ANY SIMILAR RULE UNDER THE SECURITIES ACT RELATING TO THE DISPOSITION OF SECURITIES) CONSISTENTLY WITH AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO ISSUER'S COUNSEL THAT SUCH TRANSFER IS PERMITTED THEREUNDER OR (iii) SECTION 4(2) OF THE SECURITIES ACT CONSISTENTLY WITH AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO ISSUER'S COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS IS AVAILABLE.

THE EXERCISE, TRANSFER AND EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE WARRANT AGREEMENT BETWEEN BIONUTRICS, INC. AND WILLIAM M. MCCORMICK.

                                                                600,000 Warrants

                               Warrant Certificate

                  This Warrant Certificate certifies that William M. McCormick ("Holder") is the registered holder of 600,000 Warrants to purchase, at any time from August 7, 1998, until 5:00 p.m. Eastern Standard Time on August 7, 2008 ("Expiration Date"), up to 600,000 fully-paid and non-assessable shares of common stock, par value $.001 per share ("Common Stock"), of Bionutrics, Inc., a Nevada corporation (the "Company"), at an exercise price determined pursuant to section 2 of the Warrant Agreement dated August 7, 1998, between Holder and the Company (the "Agreement"), upon surrender of this Warrant Certificate and payment of such exercise price to the Company and subject to the Agreement.

                  At 5:01 p.m. Eastern Standard Time on the Expiration Date the Warrants evidenced hereby, unless exercised prior thereto, shall be void.



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                  The Agreement is incorporated by reference and made a part of this Warrant Certificate and is referred to for a description of the rights, obligations, duties and restrictions of the Holder and the Company relating to the Warrants including the option of Holder to make a non-cash election to purchase Common Stock or an election to take cash in lieu of Common Stock.

                  In witness whereof the Company has caused this Warrant Certificate to be duly executed on this 7th day of August 1998.

                                       Bionutrics, Inc.

                                       By: /s/ Ronald H. Lane
                                           ------------------
                                               Ronald H. Lane
                                               Chief Executive Officer



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                                                                       Exhibit B

                        Form of Cash Election to Purchase

         The undersigned hereby irrevocably elects to exercise the right represented by the attached Warrant Certificate to purchase ________ shares of common stock, par value $.001, of Bionutrics, Inc. at an exercise price of $____ per share and herewith tenders in payment for such stock [a certified or official bank check] [confirmation of wire transfer] payable in New York Clearing House Funds, in the amount of $_______ to the order of Bionutrics, Inc. The undersigned requests that the certificate for such securities be registered in the name of________ and delivered to ________________________whose address is__________________________________________________________________________
_____________________________________________.

                                                            ____________________
Date:___________                                            William M. McCormick

                      Form of Non-Cash Election to Purchase

         The undersigned hereby irrevocably elects to exercise the right represented by the attached Warrant Certificate to purchase ______ shares of common stock, par value $.001, of Bionutrics, Inc. at an exercise price of $____ per share and herewith tenders to Bionutrics, Inc. in payment for such stock such number of Warrants (________) calculated pursuant to section 4.2 of the related warrant agreement. The undersigned requests that the certificates for such newly purchased securities be registered in the name of and delivered to ____________________________ whose address is _________________________________.

Date:__________________________                           ____________________
                                                          William M. McCormick

              Form of Election to Take Cash in Lieu of Common Stock

         Subject in the discretion of the Company to its cash position and cash flow needs at the time the undersigned hereby irrevocably elects to exercise the right represented by the attached Warrant Certificate to take a cash payment equal to _________, that is, the number the shares of common stock, par value.$.001 per share, Holder would have received upon a non-cash election to purchase _____________ shares times the closing price of $ __________ per share, and herewith tenders to Bionutrics, Inc., in return for such cash payment such number of Warrants (_________) calculated pursuant to section 4.2 of the related warrant agreement. The undersigned requests that the cash payment be sent as follows :_______________________________________________________________________
________________________________________________________.

Date:____________________                                 ____________________
                                                          William M. McCormick



                                      B-1
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                                                                       Exhibit C

                               Form of Assignment

For value received the undersigned hereby sells, assigns and transfers unto



                       ____________________________________________

                       ____________________________________________

                       ____________________________________________


this Warrant Certificate, together with all right, title and interest therein.

Date:_____________                                       _____________________


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